SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         OCTOBER 30, 1998
                                                         -------------------

                     REPUBLIC SECURITY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

    FLORIDA                       0-14671                        59-2335075
(State or other              (Commission File                 (I.R.S. Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)

         4400 Congress Avenue
       WEST PALM BEACH, FLORIDA                                    33407
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:            (561) 840-1200
                                                               ---------------

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS.

         In connection with the merger on October 29, 1998, of First Palm Beach Bancorp, Inc. ("FPBB") with and into Republic Security Financial Corporation (the "Company"), FPBB, the Company and The Bank of New York ("BONY") entered into a Supplemental Indenture dated as of October 29, 1998 amending the Indenture dated as of June 30, 1997 between FPBB and BONY relating to FPBB's 10.35% Senior Debentures due 2002 (the "Debentures"). Under the Supplemental Indenture, the Company will succeed to and be substituted for FPBB with regard to the Indenture and will assume all of the obligations of FPBB thereunder.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         The Company files the following exhibits as part of this Report:

         Exhibit 99(a) Supplemental Indenture, dated as of October 29, 1998, by and among First Palm Beach Bancorp, Inc., Republic Security Financial Corporation and The Bank of New York (with exhibits)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REPUBLIC SECURITY FINANCIAL
                                   CORPORATION

                                   By:       /S/ RICHARD J. HASKINS
                                      ------------------------------------------
                                             Richard J. Haskins
                                             Executive Vice President
                                               and Chief Financial Officer

Dated: October 30, 1998

                                 EXHIBIT INDEX



EXHIBIT                                DESCRIPTION
-------                                -----------


Exhibit 99(a) Supplemental Indenture, dated as of October 29, 1998, by and among First Palm Beach Bancorp, Inc., Republic Security Financial Corporation and The Bank of New York (with exhibits)